UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

--------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2008

FANSTEEL INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8676	36-1058780

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

570 Lake Cook Road, Suite 200,
Deerfield, Illinois 60015

(Address of Principal Executive Offices,
including Zip Code)

(847) 689-4900
(Registrant's telephone number,
including area code)

N/A
--------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOITMENT OF CERTAIN OFFICERS; COMPENSATTORY ARRANGEMENTS OF CERTAIN OFFICERS.

5.02 (b)

On October 17, 2008, Mr. R. Michael McEntee notified that he was resigning his position as Vice President and Chief Financial Officer effective November 1, 2008.

On October 20, 2008, Mr. Gary L. Tessitore provided notice of his intention to resign from the Board of Directors and as Chief Executive Officer and President of Fansteel Inc. effective December 20, 2008.

5.02 (c)

Mr. Robert R. Compernolle has been appointed interim Vice President and Chief Financial Officer of Fansteel Inc. effective November 1, 2008.  Mr. Compernolle is fifty-five years old.  He has no family relationship with any director or executive officer of the Company. Mr. Compernolle has been with the Company since 1982 and for more than the past five years, he has served as Director of Tax and Audit. Mr. Compernolle has not entered into any transactions with related parties of the registrant.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FANSTEEL INC.
(Registrant)

Date: October 22, 2008	By:	/s/ R. Michael McEntee
	Name:	R. Michael McEntee
	Title:	Vice President and Chief Financial Officer

3